TRICO MARINE

Investor Presentation

September 2007

Trico Overview

- Provides an array of offshore support services
  - Transportation of drilling materials, crews and supplies
  - Towing drilling rigs and equipment
  - Well drilling and servicing support
  - Construction, repairs and installation of offshore facilities
- Owns and operates a large, diversified fleet of 64 support vessels[(1)]
- Maintains established position in major offshore oil and gas producing areas
  - North Sea
  - West Africa
  - Southeast Asia
  - Gulf of Mexico
  - Mexico
- Substantial capital to deploy

(1) As of August 23, 2007.

Key Market Drivers

- Number of rigs projected to increase 22% (jackups 17%) globally through 2010(1)

Strong growth expected in:
- Mexico
- Southeast Asia
- West Africa

Stable or declining:
- Gulf of Mexico
- North Sea

- Number of floating production unit installations expected to increase 55% through 2010(2)
- Offshore oil & gas expenditures projected to increase 22% globally from 2006 to 2010(3)
- Subsea completions expected to increase 108% globally from 2006 to 2010(4)
- OSV fleet projected to grow 15% globally through 2010 without attrition(5)

(1) Jefferies, Offshore Drilling Monthly, July 2007.
(2) Quest Offshore Resources and Jefferies estimates.
(3) Douglas-Westwood, The World Offshore Oil and Gas Production & Spend Forecast 2007-2011.
(4) Quest Offshore Resources.
(5) Jefferies and Trico estimates, June 2007.

Long-Term Vessel Demand

- Worldwide offshore rig counts, subsea completions and other offshore spending are expected to continue to increase
- Trico believes the worldwide demand for OSVs will continue to increase long-term

GLOBAL SUPPLY AND DEMAND(1)


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Jack-Up, Semi- and Drill Ship Support and Towing
Floating Production and Production Platform Support
Subsea ROV, Pipe and Special Services
OSV, PSV and AHTS Fleet (without attrition)

(1) Jefferies and Trico estimates, June 2007.

Capital Deployment Objectives

- Maintain stock buyback program
- Seek new investments linked to "subsea" as a driver not just "offshore"
- Pursue fewer, multi-purpose and more expensive vessels
- Obtain vessels delivering a service and/or a product versus simply a product
- Focus on acquisitions plus "a vessel at a time"

Moving Up The Food Chain = More Stable, Stronger Cash Flows

Trico's Investment Focus



Indicative Capital Intensity ($mm)
IRR/Dayrate
Vessels Under Construction(1)
$150+
$100-$125
$75-$125
$55-$75
$30-$50
$20+
Typically Higher
Typically Lower
Growth through technology
Well Intervention
Dive Support Vessel
Construction Vessel
ROV Support & MPSV
PSV & AHTS
Trico OSV
9
6
25
45
648
Differentiation
– Higher Dayrates
– Longer Term Contracts
– Stronger Cash Flows

(1) Jefferies and Trico estimates.

Increasing Offshore Spending[1][2]


North America (in Billions)
2006 – 2009 CAGR = 36%
2006 – 2009 CAGR = 6%
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Offshore Oil & Gas Production Expenditures
Subsea Spending


Worldwide (in Billions)
2006 – 2009 CAGR = 31%
2006 – 2009 CAGR = 5%
$300.0
$240.0
$180.0
$120.0
$60.0
$0.0
$12.5
$10.0
$7.5
$5.0
$2.5
$0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Offshore Oil & Gas Production Expenditures
Subsea Spending

(1) Douglas-Westwood, The World Offshore Oil and Gas Production & Spend Forecast 2007-2011.
(2) Quest Offshore Resources.

Growth Direction

Existing Fleet

- Migrate to higher growth markets
- Remain within existing footprint
- Upgrade investments in certain vessels to expand service offering
  - Cranes, accommodations, moonpools, helideck, etc.

New Investments

- Build / invest in service offerings vessels driven by subsea versus offshore spending
- Move to higher value service offerings
- Consider niche sectors, partners and acquisitions

Trico's Markets

- Existing vessels repositioned to markets with long-term growth potential
- Newbuilds will serve broadest part of market with applicability in multiple regions
- Current customer base 78% independents and 22% nationals and majors

U.S. Gulf

	04	Current
180	21	19
220	3	2
Crew	3	4
Stacked	20	2
	47	27

North Sea

	04	Current
AHTS	6	6
PSV	10	9
	16	15

2Q07 Revenue Mix

	$mm	%
North Sea	$29	49%
U.S. Gulf	$18	31%
West Africa	$8	14%
Other	$3	6%
	$58	100%

Mexico

	04	Current
180	3	5
Crew	6	0
	9	5

West Africa

	04	Current
PSV	1	0
180	0	6
220	2	3
Crew	1	1
	4	10

Southeast Asia

	04	Current
180	0	5

Note: Vessel counts as of August 31, 2007 and exclude Brazil operations.

Market Update – North Sea

- Market attractiveness continuing in 3Q07
  - PSV rates in the spot market over $70k per day in July – up 43% since May(1)
  - PSV rates averaged over $50k per day in July – up 56% since May(1)
  - AHTS rates in the spot market approached $70k per day in July – down 31% since May(1)
  - AHTS rates approached $50k per day in July – down 21% since May(1)
- 35-year record in exploration licenses in the UK sector of the North Sea(2)
  - 150 licenses issued to 104 companies in the UK 24th Licensing Round on February 1st 2007
- Continues to be a highly fragmented market
- Stable cash flows

(1) ODS-Petrodata, Offshore Marine Monthly, August 2007. Represent industry rates for our class of vessels and not Trico-specific rates.
(2) Rigzone Offshore Rig Review Expert Guide, License to Drill, February 8, 2007.

Trico's North Sea Class Dayrates and Contract Coverage

North Sea Class Dayrates


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$14,308
$19,629
$15,682
$18,588
$15,348
$19,139
$14,255
$18,679
$15,318
$26,737
$16,608
$32,304
$18,039
$33,992
$19,877
$32,189
$17,923
$36,452
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
PSV
AHTS

Contract Coverage – AHTS(1)


100%
80%
60%
40%
20%
0%
W/O Options
Options
15%
15%
17%
17%
17%
17%
17%
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08

Contract Coverage – PSV(1)


100%
80%
60%
40%
20%
0%
W/O Options
Options
1%
8%
29%
32%
40%
39%
91%
82%
60%
40%
30%
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08

(1) Contract coverage as of August 23, 2007.

Market Update – Gulf of Mexico

- 95% of Gulf supply vessels at or above $9,000 per day[1]
- Supply / Demand
  - Dayrates have improved since 1Q07 and are increasing into 3Q07
  - No meaningful OSV capacity entering the market until early 2008
  - International operators selectively mobilizing tonnage to international markets

Source: Company research, Jefferies research, ODS-Petrodata and competitors' websites.
(1) As of August 23, 2007.

Gulf of Mexico Market Share

OSV Active Fleet
223 Total Vessels


200'+ Class (Deep Water) 57%
180' Class (Shallow Water) 43%

Shallow Water Fleet
96 Total Vessels


L&M
12
13%
Tidewater
11
12%
Seacor
10
10%
Abdon Callais
16
17%
SeaMar
10
10%
C&G
5
5%
Others
10
10%
Trico
22
23%

Source: Company research, Jefferies research, ODS-Petrodata and competitors' websites as of August 7, 2007.

Market Update – West Africa

- Goal to increase number of vessels 30% by end of 2008
- Currently working in Nigeria, Angola and Cameroon
- Strong market for both Gulf Class and North Sea Class vessels
  - Trico has mobilized seven vessels since the beginning of 2005
- Dayrates are approaching those in other markets
- Active rig utilization is 100% with active rig count expected to increase through 2008(1)
- From 2000 to 2010, $50 billion will be invested in Gulf of Guinea's energy sector(2)

(1) ODS-Petrodata and Jefferies estimates.
(2) The Power and Interest News Report, The Increasing Importance of African Oil, March 2006.

Financials

	2005(2)	2006	1H07
Charter Revenue			
Domestic	$58.3	$102.5	$35.9
International	113.5	140.9	82.7
Total Charter Revenue	$171.8	$243.4	$118.6
Operating Income			
Domestic	$1.2	$42.1	$9.1
International	41.5	46.3	16.9
Total Operating Income	$42.7	$88.4	$26.1
Net Income	**($41.3)**	**$58.7**	**$19.0**
Diluted EPS(1)	**NM(3)**	**$3.86**	**$1.24**
Cash	**$51.2**	**$116.6**	**$310.6**

Note: Dollars in millions, except per share amounts.
(1) In fiscal year 2005, the Company completed its restructuring and cancelled pre-reorganization shares.
(2) Includes "fresh start" adjustments pursuant to the reorganization.
(3) Not meaningful.

Financial Performance

INTERNATIONAL EXPANSION


International Revenue ($ mm)
$45.0
$30.0
$15.0
$0.0
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
North Sea
West Africa
Other

EBITDA BEFORE M&C[1]


EBITDA before M&C ($ mm)
$45.0
$30.0
$15.0
$0.0
$2.2
$5.5
$5.4
$11.4
$15.4
$20.0
$21.8
$26.4
$31.6
$38.1
$34.6
$26.9
$19.9
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Source: Company financials.

(1) See Appendix A for EBITDA before M&C reconciliation.

Appendix A - Non-GAAP Financial Measures

We disclose and discuss adjusted EBITDA as a Non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities Exchange Commission. For the following table, we define adjusted EBITDA as operating income before depreciation, amortization, amortization of deferred revenues, gains and losses associated with the sales of assets, impairment of assets, and restructuring income. In addition, for purposes of this presentation, we are disclosing adjusted EBITDA before maintenance and classification costs. The purpose of doing so is to provide a more accurate picture of the markets in which our vessels operate - the fluctuations in costs incurred based on the class of vessel in drydock as well as the timing and nature of drydock expenses can, we believe, distort the substance of our operating results. Our measure of adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view adjusted EBITDA primarily as a measure of operating performance and, as such, we believe that the GAAP financial measure to which it most directly compares is operating income. Because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flows statement data prepared in accordance with GAAP.

Adjusted EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to maintain or improve equipment, invest in new vessels, provide working capital to support our operating activities and service debt.

Adjusted EBITDA is also one of the financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) as a significant criterion for annual incentive cash bonuses paid to our executive officers and other shore-based employees; and (iii) to assess our ability to service existing fixed charges, incur additional indebtedness and execute our growth strategy.

The following table provides the detailed components of adjusted EBITDA, as we define that term, for the quarters ending June 30, 2004 through June 30, 2007 inclusive (in million dollars).

	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07
Operating Income	($28.3)	($7.7)	($12.0)	($4.7)	$9.1	$15.2	$16.4	$19.6	$20.2	$24.0	$24.6	$20.8	$5.3
Maintenance and classification expense	3.1	2.6	2.8	2.2	3.5	2.2	1.4	2.8	6.7	6.1	4.4	3.7	8.7
Depreciation and amortization	8.4	8.0	8.3	7.8	6.3	6.2	6.7	6.1	6.4	6.2	6.2	5.4	6.1
Amortization of non-cash deferred revenues	0.0	0.0	0.0	(0.6)	(3.2)	(3.2)	(3.1)	(1.3)	(1.3)	(1.1)	(0.6)	(0.2)	(0.2)
(Gain) loss on sales of assets	8.7	0.0	2.1	0.0	(0.3)	(0.4)	0.4	(0.8)	(0.4)	(0.2)	0.0	(2.8)	0.0
Impairment of assets	8.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.1	0.0	0.0	0.0
Restructuring expense	1.7	2.6	4.2	6.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
EBITDA before maintenance and classification expense	$2.2	$5.5	$5.4	$11.4	$15.4	$20.0	$21.8	$26.4	$31.6	$38.1	$34.6	$26.9	$19.9

Corporate Information

Joseph S. Compofelice

Chief Executive Officer & Chairman of the Board

Geoff A. Jones

Vice President and Chief Financial Officer

Principal Corporate Office

Trico Marine Services, Inc.

3200 Southwest Freeway, Suite 2950

Houston, Texas 77027

Phone: (713) 780-9926

Fax: (713) 780-0062

Forward Looking Statements